UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): February 23, 2006

                                   DTLL, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)
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
           Minnesota                             0-30608                           41-1279182
  -------------------------------      -----------------------------      -----------------------------
(State  or  other  jurisdiction                (Commission                         (IRS Employer
       of  incorporation)                      File  Number)                     Identification No.)
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          628 Harbor View Lane, Petoskey, Mi                      49770
         ---------------------------------------------           --------
         (Address of principal executive offices)               (Zip Code)

          Registrant's telephone number, including area code: (206) 339-9221
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                1650 West 82nd, Suite 1200, Bloomington, MN 55431

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 Change in Registrant's certifying accountant

Effective May 5, 2006 the Company's Board of Directors was notified by the Company's auditors Olsen, Thielen & Co ("Olsen"), which audited the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2005, that the Company's proposed business plan to make acquisitions in the gaming industry is not an area of expertise that Olsen would be able to express an opinion. The reports of Olsen did not contain an adverse opinion, (see "Report of Independent Public Accountants," as attached to the 10K filings for the respective years.) Olsen is a public accounting firm that is registered with the PCAOB. During the Company's two most recent fiscal years and subsequent interim periods there were no disagreements with Olsen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Olsen, would have caused Olsen to make reference to the subject matter of the disagreements in their report on the financial statements for such years. Olsen filed such letter, dated June 8, 2006 as an exhibit to the Company's 8 K/A filing dated June 26, 2006.

As result, the Company engaged Miller, Ellin and Company, LLP ("Miller") to act as the Company's independent auditors for the year ended December 31, 2006.

The company was subsequently notified by Miller that they would not be able to act as the Company's independent auditors for the year ended December 31, 2006. Miller did not conduct an audit of the company's financial statements. During the period there were no disagreements with Miller on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Miller, would have caused the Company to make reference to the subject matter of the disagreements in their report on the financial statements for such years. The company's board of directors approved the decision to change auditors effective June 14, 2006.

The Company has provided Miller with a copy of the above disclosures in response to Item 304(a) of Regulation S-B in conjunction with the filing of this Form 8-K. The Company requested that Miller deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree.

Miller's letter is filed herewith as Exhibit 1

The Company has engaged Most & Company, LLP ("Mostco"), as of June 15, 2006, to serve as its independent public accounting firm. During the two years ended December 31, 2005 and through the date hereof, neither the Company nor anyone on its behalf consulted Mostco regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor has Mostco provided to the Company a written report or oral advice regarding such principles or audit opinion. ITEM 8.01 Other Events The company has changed its address to 628 Harbor View Lane, Petoskey, Michigan 49770. The telephone number is (206) 339-9221.


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

ITEM 9.01 Exhibits

     (1) Letter from Miller, Ellin & Company L.L.P
     (2) SEC Correspondence


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 19, 2006
                                         DTLL, Inc.


                                         By /s/ Dual Cooper
                                            -----------------------------------
                                            Dual Cooper, President


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